THIRD AMENDMENT TO

SHOPPING CENTERS  PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO SHOPPING CENTERS PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of this February 13, 2013, by and among EQUITY ONE, INC., a Maryland corporation, EQUITY ONE (SOUTHEAST PORTFOLIO) INC., a Georgia corporation, EQUITY ONE (FLORIDA PORTFOLIO), INC., a Florida corporation (each is singularly referred to herein as “Seller” or collectively as “Sellers”), and THE PHILLIPS EDISON GROUP LLC, an Ohio limited liability company ("Purchaser").

RECITALS:

          WHEREAS, Sellers and Purchaser have entered into that certain Shopping Centers Purchase and Sale Agreement, dated as of November 30, 2012, as amended by that certain Reinstatement and First Amendment to Shopping Centers Purchase and Sale Agreement dated as of December 27, 2012, and as further amended by that certain Second Amendment to Shopping Centers Purchase and Sale Agreement dated as of January 11, 2013 (as amended, the “Purchase Agreement”) pursuant to which Sellers have agreed to sell and Purchaser has agreed to purchase certain Properties (as defined in the Purchase Agreement);

WHEREAS, Sellers terminated the Purchase Agreement with respect to the Macland Pointe Property in accordance with its right to do so as set forth therein;

WHEREAS, Purchaser has completed its review of the environmental condition of the Macland Pointe Property and, subject to the terms and conditions of this Amendment, Sellers and Purchaser have agreed to proceed with the closing of the Macland Pointe Property and wish to reinstate and amend the Purchase Agreement to establish additional terms and conditions upon which the Macland Pointe Property will be conveyed by Sellers to Purchaser, all as more specifically hereinafter set forth;

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby confirmed by the parties, and in further consideration of the mutual covenants contained herein, Sellers and Purchaser hereby agree as follows:

1.                  Defined Terms.  All capitalized terms used herein and not otherwise defined herein shall have the same meaning ascribed to them in the Purchase Agreement.

2.                  Amendments to Purchase Agreement.

(a)                Macland Pointe Environmental Review.   Sellers and Purchaser hereby each acknowledge and agree that, as of the date hereof, the Environmental Review Period (as defined in Exhibit 3.2(a) of the Purchase Agreement) has concluded.  Purchaser acknowledges and agrees that it has had sufficient time and opportunity to conduct such reviews, inspections, tests and other investigations as it has deemed necessary with respect to the Macland Pointe Property.  Seller and Purchaser have agreed to proceed with the Closing of the Macland Pointe Property as provided herein (the “Macland Closing”).  At the Macland Closing, (i) Seller, Purchaser, Phillips Edison - ARC Shopping Center Operating Partnership, L.P., a Delaware

limited partnership, and the Title Company shall each execute and deliver an Environmental Escrow Agreement governing the $1,000,000.00 to be deposited in escrow by Seller upon the Macland Closing (the “Environmental Escrow Agreement”); and (ii) Seller shall execute and deliver to Purchaser, and Purchaser shall accept, the Deed in the form attached hereto as Exhibit A (the “Macland Pointe Deed”).   Paragraph 5 of Exhibit 3.2(a) of the Purchase Agreement is hereby deleted in its entirety and, notwithstanding any other provisions of the Purchase Agreement to the contrary, from and after the Closing Date, Purchaser shall assume and discharge any and all Environmental Liabilities relating to or arising from the Macland Pointe Property in accordance with the terms and conditions set forth in the Environmental Escrow Agreement.

(b)               Closing.  The Closing of the conveyance of the Macland Pointe Property shall simultaneously herewith.

3.                  Reinstatement; Ratifications.           The Purchase Agreement is hereby reinstated and, except as expressly provided in this Amendment, in all other respects the Purchase Agreement is unmodified and remains in full force and effect and is hereby ratified by the parties, and the provisions of this Amendment shall govern and control over any contrary or inconsistent provisions of the Purchase Agreement.

4.                  Governing Law.  This Amendment and the obligations arising hereunder shall be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the principles of conflicts of law.

5.                  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted assigns.

6.                  Counterparts.  This Amendment may be executed in counterparts and as so executed shall constitute one agreement binding on all the parties.  The exchange of signature pages by facsimile or electronic portable document format (“PDF”) transmission shall constitute effective delivery of such signature pages.  Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, Sellers and Purchaser have each duly executed this Amendment as of the date first above written.

                                                            EQUITY ONE INC.,

                                                            a Maryland corporation

                                                            By:   /s/ Thomas A. Caputo__________________________

                                                            Name: _Thomas A. Caputo__________________________

                                                            Its:  __President___________________________________

                                                            EQUITY ONE (SOUTHEAST PORTFOLIO) INC.,

                                                            a Georgia corporation

                                                            By:   /s/ Thomas A. Caputo__________________________

                                                            Name: _Thomas A. Caputo__________________________

                                                            Its:  __President___________________________________

                                                           EQUITY ONE (FLORIDA PORTFOLIO) INC.,

                                                           a Florida corporation

                                                           By:   /s/ Thomas A. Caputo__________________________

                                                           Name:   Thomas A. Caputo__________________________

                                                           Its:  __President___________________________________

"Sellers"

THE PHILLIPS EDISON GROUP LLC,

                                                            an Ohio limited liability company

                                                            By:      PHILLIPS EDISON LIMITED PARTNERSHIP,

                                                                        a Delaware limited partnership, Managing Member

                                                                       By:       PHILLIPS EDISON & COMPANY, INC.,

                                                                                    a Maryland corporation, General Partner

                                                                                    By:         /s/ Richard J. Smith_____________

                                                                                    Name:  _Richard J. Smith_______________

                                                                                    Its:         Vice President_________________

"Purchaser"

EXHIBIT A

Form of Macland Pointe Deed

After Recording, Return to:

J. Adam Rothstein

Honigman Miller Schwartz and Cohn LLP

39400 Woodward Ave., Suite 101

Bloomfield Hills, MI 48304-5151

LIMITED WARRANTY DEED

STATE OF GEORGIA

COUNTY OF COBB

THIS INSTRUMENT is made this ____ day of February, 2013, between Equity One (Florida Portfolio), Inc., a Florida corporation, successor by merger to IRT Macland Pointe LLC (hereinafter referred to as "Grantor") and Macland Pointe Station LLC, a Delaware limited liability company (hereinafter referred to as "Grantee") (the terms Grantor and Grantee to include their respective heirs, legal representatives, successors and assigns where the context hereof requires or permits).

WITNESSETH THAT: Grantor, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration, in hand paid, the receipt, adequacy, and sufficiency of which are hereby acknowledged by Grantor, has granted, bargained, sold and conveyed, and by these presents does hereby grant, bargain, sell and convey unto Grantee, the following described improved real property (the “Property”):

All that tract or parcel of land and together with all improvements thereon, lying and being in Marietta, Cobb County, Georgia, and being more particularly described on Exhibit “A” attached hereto and by reference incorporated herein.

TO HAVE AND TO HOLD the Property to the only proper use, benefit and behoof of the Grantee, with all and singular the rights, privileges, easements, appurtenances and immunities thereto belonging or in anywise appertaining unto the said Grantee, and to the successors and assigns of such party or parties, forever.

The Grantor will warrant and defend the title to the said Property unto the Grantee against the claims of all persons claiming by, through or under Grantor.

            The conveyance and warranty of title hereunder are expressly subject to those matters shown on Exhibit “B”, attached hereto and made a part hereof by reference

The Grantee, on behalf of itself and its successors, successors-in-title and assigns (collectively, "Grantee Parties"), hereby releases, acquits and forever discharges the Grantor and its parent, subsidiaries, successors, successors-in-title and assigns  (collectively, "Grantor Parties") from any and all claims, costs, losses, damages, demands, actions, suits and proceedings which Grantee Parties now have, ever had or may have in the future (whether known or known) against Grantor Parties from Contaminants originating on or migrating from the Property.   By virtue of taking title to all or a portion of the Property, any grantee is bound by this release.   For purposes of this release, the term “Contaminant” shall mean petroleum, petroleum-based substances, any hazardous substance as defined in Section 101 (14) of CERCLA, 42 U.S.C. § 9601 (14) and any other substance regulated by any Environmental Laws.  For purposes of this release, the term “Environmental Laws” shall mean all applicable federal, state and local laws, ordinances or regulations relating to or addressing the protection of the air, the land, the water or the environment, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq. (“CERCLA”); the Resource Conservation and Recovery Act, 42 U.S.C. §§ 6901 et seq. (“RCRA”); and any similar state laws, ordinances or regulations.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Grantor has or have caused these presents to be signed by its duly authorized representative and its seal to be hereunto affixed, this the ______ day of February, 2013.

Signed, sealed and delivered in the presence of: _________________________ Name: _________________________ Name:	GRANTOR: EQUITY ONE (FLORIDA PORTFOLIO), INC., a Florida corporation By:___________________________ Name: Thomas Caputo Title: President

STATE OF NEW YORK       )
                                                ) ss.:
COUNTY OF NEW YORK  )

On February       , 2013 before me, ______________________________, a Notary Public for said state, personally appeared __________________, personally known to me OR proved to me on the basis of satisfactory evidence to be the person(s) whose names(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I swear under PENALTY OF PERJURY under the laws of the State of New York that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

____________________________                                             [SEAL]
Notary Public

State of _____________________

My commission expires:

___________________